Exhibit F

                              TROUTMAN SANDERS LLP
                                ATTORNEYS AT LAW
                         A LIMITED LIABILITY PARTNERSHIP

                              BANK OF AMERICA PLAZA
                     600 PEACHTREE STREET, N.E. - SUITE 5200
                           ATLANTA, GEORGIA 30308-2216
                             www.troutmansanders.com
                             TELEPHONE: 404-885-3000
                             FACSIMILE: 404-885-3900


                                November 23, 2004



Securities and Exchange Commission
Washington, DC 20549


RE: Statement on Form U-1 of Georgia Power Company (herein called the "Company")

Ladies and Gentlemen:

     We have read the statement on Form U-1 referred to above and are furnishing this opinion with respect to the proposed transactions described therein relating to the issuance and sale by Trusts of their Preferred Securities (each as defined therein).

     We are of the opinion that (i) the Company is validly organized and duly existing as a corporation under the laws of the State of Georgia, (ii) the Trusts have been or will have been formed and are or will be validly existing under the laws of their state of formation and (iii) upon the issuance of your order or orders in this matter permitting such statement on Form U-1 to become effective with respect to such proposed transactions, and in the event that the proposed transactions are consummated in accordance with such statement on Form U-1 and your order or orders in respect thereof:

(a) all state laws applicable to such transactions will have been complied with;

(b) the obligations of each Trust with respect to its Preferred Securities will be valid and binding obligations of such Trust in accordance with their terms; and

(c) the consummation of the proposed transactions will not violate the legal rights of the holders of any securities issued by the Company, the Trusts or any associate company of either thereof.



           ATLANTA o HONG KONG o LONDON o NORFOLK o RALEIGH o RICHMOND
                TYSONS CORNER o VIRGINIA BEACH o WASHINGTON, D.C.

TROUTMAN SANDERS LLP
          ATTORNEYS AT LAW
   A LIMITED LIABILITY PARTNERSHIP


Securities and Exchange Commission
November 23, 2004
Page 2




     We are members of the Georgia Bar and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States.

     We hereby give our written consent to the use of this opinion in connection with the above-mentioned statement on Form U-1.

                                                    Very truly yours,

                                                  /s/Troutman Sanders LLP

                                                    TROUTMAN SANDERS LLP